UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ACXIOM CORPORATION

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This Schedule 14A filing consists of the following communication relating to the proposed acquisition of the Acxiom Marketing Solutions (“AMS”) business of Acxiom Corporation (the “Company”) by The Interpublic Group of Companies, Inc. (“IPG”) pursuant to the terms of a Membership Interest Purchase Agreement, dated as of July 2, 2017, by and among the Company, IPG, LiveRamp, Inc., a wholly owned subsidiary of the Company and Acxiom Holdings, Inc., a wholly owned subsidiary of the Company:

Town Hall Introductory Deck

The item listed above was first used or made available on July 12, 2018.

Michael Roth, Chairman and CEO

50,200 ASSOCIATES 4,000+ CLIENTS 90+ OPERATING UNITS 100+ COUNTRIES $7.47B NET REVENUE 1961 FOUNDED

World Class Offerings GLOBAL CREATIVE NETWORKS MARKETING SERVICES GLOBAL DIGITAL SPECIALISTS MEDIA OFFERINGS U.S. INTEGRATED AGENCIES

IPG FINANCIAL OUTPERFORMANCE

Performance in Industry Context WPP like-for-like growth of net sales; like-for-like revenue growth was 8.2%, 5.3%, 3.0%, -0.3%, respectively, in 2014, 2015, 2016, and 2017. Strong Long-term Organic Growth

Shareholder Returns that Outpace Industry Average Source: Bloomberg LP Total shareholder return earned over the holding period to April 30, 2018 with reinvestment of dividends. IPG OMC, WPP, PUB

A Modern, Nimble and Responsive Holding Company Model IPG TODAY: The talent to deliver creative ideas that protect and grow brands in an era of consumer and media disruption Open architecture solutions are collaborative, high-impact and right for today’s market Leading-edge media capabilities purpose-built to be agnostic and transparent Commitment to data privacy protection and consent-driven consumer practices Destination for top-talent thanks to industry-leading commitment to diversity and inclusion Culture based on fairness, flexibility, doing what’s right Positioned for the future

World Class Client Partners

IPG CULTURE

“ IPG leads the way on creativity and integration. – Gideon Spanier, Campaign, 2017 ”

“ IPG CEO Michael Roth sees data analytics and transparency as key differentiators. – Ryan Joe, Ad Exchanger, 2016 ”

“ While agency holding companies all emphasize their culture, career opportunities and diversity, no industry leader has been as single-mindedly focused on advancing diversity, and especially gender equality, as IPG. – Jack Meyers, Media Village, 2017 ”

Philippe Krakowsky Chief Strategy and Talent Officer, IPG Chairman and CEO, IPG Mediabrands

Macro Issues Weighing on Ad Industry Client pressure on fees and terms Questions regarding transparency Competition for and cost of tech-skilled talent Accenture, Deloitte, PWC IBM, Salesforce, Adobe Intensifying “Traditional” Competition Non-Traditional Entrants Disintermediation Risk Google, Facebook Clients internalizing programmatic activity Tech-enabled digital creative Key role of data & analytics

Key Components of the Future-Facing Holding Company Media, creative and content capabilities are a significant strength & differentiator relative to the emerging competitors We are well-positioned as marketing integrators – Open Architecture Equally strong data capabilities will provide: Tools for people-based, precision marketing New revenue streams, or enhance the value of existing capabilities & services Ability to assess the value that our work generates for clients’ businesses

Major Developments in Data Landscape – Past Six Months Privacy has become an urgent driver in the conversation around data (high-profile breaches, GDPR) Privacy concerns and potential regulation empower entities that own data and handle data responsibly Clients are increasingly seeking help in taking control of and maximizing the value of their first-party data A foundational piece of the data ecosystem – AMS – became available Our industry’s approach to data needs to evolve accordingly Ability to ethically source, manage & leverage first-party data and PII will be a differentiator

Combination Will Shape Next Wave of Innovation in Data-Driven Marketing Brings together premier media and marketing agencies with the leader in data and personalized messaging Creates huge opportunities and benefits for brands and CMOs Acxiom’s leadership position in data stewardship coupled with IPG's long-standing commitment to transparency are a culture match rooted in respect for the consumer We can offer clients unique end-to-end solutions that will change the way in which we work for brands, and accelerate the onset of outcome-driven marketing Together, we can bring art and science to life The Opportunity:

Combined Business Offerings Creative Design Media Strategy Digital Experience Campaign Execution Campaign Measurement MARKETING STRATEGY & EXECUTION UNIFIED DATA LAYER + Global Data Offerings Omnichannel Services Next-Gen Solutions Data Privacy, Data Security & Ethical Use of Data

Where We Will Focus Our Energy and Attention Hit the Ground Running: New revenue opportunities for both IPG and AMS businesses Data products will make our media solutions even smarter, driving opportunity for our programmatic and performance media offerings Cross-sell opportunity is high on both sides, supported by demand from existing accounts Other opportunities provide incremental upside International expansion (AMP) Analytics (UM, Initiative) Numerous other use cases across the IPG portfolio (data management & CRM, eCommerce, BT consultancy, audience activation & segmentation)

Leader in Transparency + Foundational component of the data ecosystem with long-term relationships Accelerate growth and margin expansion Full range of world-class media and marketing services Accelerate growth and maintain accretive margin Leader in Data Ethics + Highly Complementary Businesses

Our commitment: Acxiom and IPG share a values system – which we will grow and strengthen We will respect and nurture the talent and practices you already have in place

TOWN HALL roundtable discussion JOE KELLY talent DENNIS SELF co-president TOM CUNNINGHAM communications RICK ERWIN co-president ELLEN JOHNSON finance PHILIPPE KRAKOWSKY strategy ARUN KUMAR data & tech

Michael Roth, Chairman and CEO

Cautionary Statement This communication may be deemed to be solicitation material in respect of the acquisition of the Acxiom Marketing Solutions business by IPG. Acxiom will file relevant materials with the SEC in connection with the proposed transaction, including a proxy statement on Schedule 14A. The proxy statement will be filed with the SEC and Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting of stockholders of Acxiom relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed with the SEC, at the SEC’s website (http://www.sec.gov). IPG, Acxiom and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on June 29, 2017. Additional information regarding IPG’s directors and executive officers is also included in IPG’s proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 11, 2018 and is available on IPG’s investor relations website free of charge. Additional Information and Where to Find It This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and the parties’ expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and markets, and (iii) the expected impact of the proposed transaction on the parties’ business. Such expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the proposed transaction on the parties’ business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in IPG’s and Acxiom’s filings with the Securities and Exchange Commission (the “SEC”), including IPG’s Annual Report on Form 10-K for the period ended December 31, 2017, Acxiom’s Annual Report on Form 10-K for the period ended March 31, 2018 and any other documents filed from time to time with the SEC by IPG or Acxiom. The forward-looking statements in this communication are based on information available to IPG as of the date hereof. Except as required under applicable law, IPG undertakes no obligation to update the information contained in this filing or any other forward-looking statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Forward-Looking Statements